UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

Juniata Valley Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-13232	23-2235254
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania	17059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 436-8211

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Shareholders (the “Annual Meeting”) of Juniata Valley Financial Corp. (the “Company” or “Juniata Valley”) was held on May 15, 2012. At the Annual Meeting, the shareholders elected 3 Class A directors to serve until the 2015 Annual Meeting, as described below:

		Withhold	Abstentions /
Name	For	Authority	Broker Non-votes
Martin L. Dreibelbis	2,470,917	14,519	0
Robert K. Metz	2,465,641	19,795	0
Richard M. Scanlon, DMD	2,465,840	19,596	0

At the Annual Meeting, the shareholders approved the non-binding “say on pay” proposal regarding compensation of the named executive officers, as follows:

For	Against	Abstain	Broker Non-votes
2,418,738	38,902	27,795	0

Additionally, at the Annual Meeting, on the “say when on pay” non-binding proposal presented to the shareholders, one year was the frequency receiving the most votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
2,257,783	45,499	122,930	59,223	0

In accordance with the results of the non-binding say when on pay vote, the Board of Directors determined to implement an annual frequency regarding compensation of the named executive officers, commencing with the Company’s 2013 annual meeting of shareholders.

There were no other matters considered at the meeting.

Item 8.01

At the Annual Meeting, management delivered a presentation pertaining to the Company’s financial performance, peer comparison and strategic objectives, which was accompanied by a series of electronic slides. A copy of these slides is included in this report as Exhibit 99.1 and is furnished herewith.

The presentation may contain “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995. When words such as “believes”, “expects”, “anticipates” or similar expressions are used in this release, Juniata Valley is making forward-looking statements. Such information is based on Juniata Valley’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties and, accordingly, actual results may differ materially from this “forward looking” information. Juniata Valley undertakes no obligation to publicly update or revise forward looking information, whether as a result of new or updated information, future events, or otherwise. Many factors could affect future financial results including, without limitation, the current disruptions in the financial and credit markets, changes in interest rates and their impact on the level of deposits, loan demand and value of loan collateral, increased competition from other financial institutions, market value deterioration in the financial services sector, FDIC deposit insurance premiums, governmental monetary policy, legislation and changes in banking regulations, risks associated with the effect of opening a new branch, the ability to control costs and expenses, and general economic conditions.

For a more complete discussion of certain risks and uncertainties affecting Juniata Valley, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements” set forth in the Juniata Valley’s filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Juniata Valley Financial Corp.

Date: May 21, 2012	By:	/s/ JoAnn McMinn
	Name:	JoAnn McMinn
	Title:	EVP, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Slide presentation for the Juniata Valley Financial Corp 2012 Annual Shareholders’ Meeting